Exhibit 10.35

FOURTH AMENDMENT TO CREDIT AGREEMENT

This Fourth Amendment to Credit Agreement (this “Amendment”) dated as of July 14, 2011, is by and among U. S. PHYSICAL THERAPY, INC., a Nevada corporation (the “Borrower”), the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Administrative Agent”).

W I T N E S S E T H:

A. The Borrower, the Administrative Agent and the Lenders named therein entered into that certain Credit Agreement dated as of August 27, 2007 (as has been and may be amended, restated, supplemented and modified from time to time, the “Credit Agreement”).

B. The Borrower, the Administrative Agent and the Lenders now desire to amend the Credit Agreement (i) to increase the Aggregate Commitment pursuant to Section 2.14 of the Credit Agreement and (ii) as otherwise provided herein.

NOW, THEREFORE, in consideration of the premises, as well as the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties covenant and agree as follows:

ARTICLE I

Definitions

Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

ARTICLE II

Amendments to Credit Agreement

Section 2.1 Amendment to Section 1.01 of the Credit Agreement. The following definition is hereby added to Section 1.01 of the Credit Agreement, in alphabetical order, to read as follows:

“IRG Acquisition” means the proposed acquisition by the Borrower of a 51% interest in Integrated Rehabilitation Group Inc. and each of its Subsidiaries.

Section 2.2 Amendment to Section 7.02(e)(iii) of the Credit Agreement. Section 7.02(e)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(iii) the total cash and noncash consideration (including the fair market value of all Equity Interests, other than Equity Interests of the Borrower or of the Subsidiary of the Borrower which makes such purchase or acquisition, issued or transferred to the

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sellers thereof, the aggregate amounts paid or to be paid under noncompete, consulting, other affiliated agreements (to the extent such consideration does not exceed the fair market value of the goods or services provided under such agreements, as agreed to by the Administrative Agent), all earnouts and other contingent payment obligations, with the sellers thereof, and all assumptions of Funded Indebtedness in connection therewith) paid by or on behalf of the Borrower and its Subsidiaries for any such purchase or other acquisition shall not exceed (A) $10,000,000 for any single acquisition and (B) when aggregated with (x) such total cash and noncash consideration (but excluding Equity Interests of the Borrower) paid by or on behalf of the Borrower and its Subsidiaries for all other purchases and other acquisitions made by the Borrower and its Subsidiaries pursuant to this Section 7.02(e) and (y) the total cash and noncash consideration paid with respect to purchase of Equity Interests permitted in Section 7.02(f), shall not exceed $25,000,000 in the aggregate in any fiscal year (not including any cash or noncash consideration paid with respect to either of the Star Acquisition or the IRG Acquisition);

Section 2.3 Amendment to Schedule 2.01 of the Credit Agreement. “Schedule 2.01” of the Credit Agreement is hereby amended and restated and all references to “Schedule 2.01” in the Credit Agreement shall be deemed to refer to the “Schedule 2.01” attached hereto.

ARTICLE III

Representations and Warranties

Section 3.1 Representations and Warranties True; No Default. By their execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, and after giving effect to this Amendment:

(a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as made on and as of such date;

(b) no event has occurred and is continuing which constitutes a Default;

(c) (i) the Borrower has full power and authority to execute and deliver this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower, and (iii) this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d) neither the execution, delivery and performance of this Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any law or organization documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its respective properties are subject; and

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(e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for the execution, delivery or performance by the Borrower of this Amendment.

ARTICLE IV

Conditions Precedent

Section 4.1 Conditions to Effectiveness. This Amendment shall be effective upon satisfaction or completion of the following:

(a) the Administrative Agent shall have received this Amendment executed by the Borrower;

(b) the Administrative Agent shall have received an amended and restated Note executed by the Borrower;

(c) the Administrative Agent shall have received a closing fee in the amount of $75,000.00;

(d) the Administrative Agent shall have received all other fees and expenses called for herein or incurred in connection with the preparation and execution of this Amendment including, without limitation, the attorneys’ fees, costs and expenses incurred by the Administrative Agent in connection herewith;

(e) the representations and warranties set forth in Article III hereof are true and correct; and

(f) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

ARTICLE V

Miscellaneous

Section 5.1 Reference to the Credit Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

Section 5.2 Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

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Section 5.3 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

Section 5.4 Governing Law; Binding Effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign any of its rights arising from this Amendment or any other Loan Document without the prior written consent of the Administrative Agent and each Lender, and any prohibited assignment shall be null and void.

Section 5.5 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

Section 5.6 Entire Agreement. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

U.S. PHYSICAL THERAPY, INC.

By:	/s/ Lawrance W. McAfee
Lawrance W. McAfee
Chief Financial Officer

Signature Page to Fourth Amendment to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Daniel Penkar
Daniel Penkar
Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Daniel Penkar
Daniel Penkar
Senior Vice President

Signature Page to Fourth Amendment to Credit Agreement

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$75,000,000	100.000000000%
Total	$75,000,000	100.000000000%